[Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                               N/I Micro Cap Fund
                                 N/I Growth Fund
                             N/I Growth & Value Fund

                                  Annual Report
                                 August 31, 1997

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                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS
                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND
                             LETTER TO SHAREHOLDERS

September 30, 1997

Fellow Shareholder:

It gives me great pleasure to report the results of the N/I FAMILY OF MUTUAL FUNDS for the fiscal year ended August 31, 1997. As we mentioned in our first report last year, it is our custom in each annual report to give you a detailed perspective on the most recent year, as well as insights into how we approach the investment of your portfolio and how we approach the business of investing generally.

MARKET AND ECONOMIC COMMENTARY

It's been a great time to be a U.S. equity investor! The stock market continues to roll along generating returns that are significantly above its long-term average. Last year I referred to the investor's "nirvana" of "low inflation and high profit growth" as being "unsustainable." Well, it has been sustained over the last year, and the economy continues to walk the tightrope between growth and inflation longer than we believed possible. Even the long-standing problem of the U.S. budget deficit seems to be disappearing with some fiscal restraint and healthy tax receipts. Profit growth has continued to be quite high, especially in the technology, consumer cyclical and consumer noncyclical sectors of the economy. All of our portfolios have a healthy exposure to these areas of the economy, though more because our models find specific investment opportunities than because we see strong year-over-year profit growth.

Corporate profit growth has significantly exceeded the overall growth of economy, as measured by GDP, for several years now, leading many to question its sustainability. The differential between the two, which cannot last forever, is largely attributed to lower borrowing costs in recent years, lower tax rates related to more overseas business (which has beneficial tax rates), and massive writedowns of unproductive corporate assets. Such changes have resulted in stronger balance sheets. However, since most of the benefits of these events have already accrued, they will be harder to come by in the future. It is likely we will soon see profit growth start to regress toward the overall rate of GDP growth.

Inflation continues to be lower than expectations despite the historically strong relationship between price increases and economic growth. Consumer and producer prices have been tame, and wage pressures continue to be surprisingly weak. It appears that improved productivity growth has allowed companies to sell more products and services with less relative labor input, keeping a lid on wage pressures (although our own experience trying to hire systems and trading professionals suggests a tight labor market and skyrocketing salaries, at least in those areas!). It remains to be seen which cries "uncle" first, growth or inflation, but one of the two has to give at some point.

What could disrupt all this good news? Any acceleration of economic growth or modest price or wage pressure will likely move the Fed to raise short-term interest rates to preemptively keep prices in check. Such a change in policy could slow the rate of economic growth, and depress the growth of corporate earnings. If rates do move up, fixed income securities would start to look more appealing and investors would start to shift assets out of equities and into bonds. Earnings of large multinational U.S. companies could also be at risk due to their large and increasing exposure to the foreign exchange markets. The U.S. dollar has risen to high levels versus other major world currencies, pushing up the effective prices of exported goods. This effect has started to evidence itself in the recently pre-announced poor earnings by some of the largest and best-known U.S. companies. Slower profit growth may also occur as the benefits of the restructurings mentioned above become harder to come by.

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Although we do not make  macroeconomic  forecasts for our investment  strategies
(our portfolios are well diversified into most major sectors of the U.S. economy, and have economic exposures similar to their benchmarks), the economic landscape does influence our investment process. The stability of economic growth, or more importantly, the perception of its stability, can influence the performance of our EstrendTM stock selection model. When economic growth is stable and the market is not inclined to change its mind about the direction of the economy, EstrendTM tends to work quite well because the tendency of analysts to trend their forecasts is preserved. Also, the tendency of the market to second-guess analysts' forecasts and disconnect stock prices from short-term analysts' forecasts is minimized. The occurrence of any of the disruptions referred to in the previous paragraph could cause our EstrendTM model to falter. In such an event, our Fair Value model usually provides good performance because value-based mispricings are often corrected at these economic inflection points.

Corporate earnings have continued their long streak of coming in, on average, ahead of analysts' expectations. This has resulted in increased estimates for future earnings which, in turn, has provided added support to stock prices. Some of these data on earnings surprises are illusory, however, as corporate America's investor relations departments have become increasingly adept at playing the game of lowering analysts' and investors' expectations to levels that can be exceeded. This "expectations adjustment" ritual is increasingly common and can be seen in a comparison of actual earnings with expectations from two or three months earlier, prior to the companies' guiding street analysts down. This comparison shows that earnings have come in positively, but less than the announced earnings would suggest.

Larger stocks outperformed smaller stocks by a significant margin again last year. The S&P 500 Composite Index of large companies returned +43.9% in the twelve months ended August 31, 1997, compared with the +29.0% return of the smaller stock Russell 2000 Index. This is a continuation of a trend started in 1994, from which time the S&P 500 has outperformed the Russell 2000 by +111.2% to +75.0%. Since July of this year, however, the Russell 2000 has beaten the S&P 500 with an advantage of +8.3% to +2.1%. Given the strong tendency of "mean reversion" between the returns of the two indices, and other fundamental factors favoring smaller companies (such as the strong U.S. dollar), we would not be surprised to see smaller stocks continue to outperform larger stocks. Such outperformance by smaller companies, if it occurs, would benefit all of our funds as they have much smaller median capitalizations than the S&P 500.

STOCK SELECTION MODELS

Recall that we attempt to identify attractive stocks for your portfolio using the "opinions" of two different and complementary stock selection models, our EstrendTM model and our Fair Value model. EstrendTM identifies stocks which have experienced recent positive earnings news such as an earnings announcement which was higher than consensus expectations or an earnings forecast revision by some of the analysts on Wall Street (Numeric Investors L.P. employs no conventional analysts; our models rely on the consensus of Wall Street opinion). The model is designed to earn excess returns from the behavioral tendency of the market and Wall Street security analysts to underreact to this news. This means that stocks that have experienced such good news will often demonstrate a strong tendency to drift upward for a period of time following the release of the news. Our computer systems and models identify these investment opportunities quickly, and we purchase the stocks with the best of these characteristics for your portfolio.

Our Fair Value model looks at stocks quite differently than EstrendTM. Fair Value seeks to identify stocks which have lower market prices than appropriate given their earnings power, balance sheet, growth potential and risk. The market overreacts to some lingering bad news about these companies due to irrational fear (don't let anyone tell you that investors are always rational!) of its impact on the company. Holders of these stocks would rather sell their shares at these low levels than wait for a recovery because they don't want to show their "mistakes" in their portfolio. Such a mentality is common among undisciplined investors, causing undue selling pressure on these stocks. Our Fair Value model avoids these emotional entanglements and identifies stocks which have had their market prices pushed away from their "equilibrium" values, hoping to profit when the market becomes more rational and recognizes the buying opportunity created by those investors rushing for the exits.

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RECENT INVESTMENTS

So much for theory. The best way to describe what we really do with your money is to give you two examples of actual investments we have made in the funds over the past year.

In early April of 1997, we purchased for some of the funds the stock of Jabil Circuit, Inc. (ticker JBIL) ("Jabil"), a contract electronics manufacturer performing circuit board and systems assembly for manufacturers of PCs, computer peripherals, and communications equipment. The company had recently announced very good quarterly earnings of $0.29 per share, compared with Wall Street expectations of about $0.23 per share. The company's good earnings were driven by strong sales growth to data communications companies such as 3COM, and better margins due to the economies of scale derived from sales growth. Following the earnings release, the stock price jumped to around $24 and looked only moderately attractive relative to other investment opportunities. On April 1, however, the stock had backed off about 10% to the $211/2 level and our models saw an opportunity, so we purchased the stock. Our EstrendTM model ranked the stock highly at that point.

The strong score was driven by the good earnings performance and subsequent forecast revisions made by the Wall Street security analysts following the company. The EstrendTM model was betting that Jabil company management was likely to be able to deliver comparably good earnings in future quarters. The analysts believed the same and raised their estimates following the earnings release, but not so much that they would have to lower them in the future if earnings growth slowed. They like to keep some upward forecast revision potential out of their new earnings estimates, believing that it is safer to be too low than too high relative to a company's true earnings potential. Such predictably conservative behavior creates an opportunity for a disciplined process such as ours to identify behavioral or psychological patterns and profit from their strong persistence.

Jabil went on to report extremely strong earnings in the subsequent quarter (in June reporting $0.38 per share compared with expectations of $0.32), and analysts have raised their fiscal 1997 earnings estimates from $1.15 in April to $1.35 in August. The stock recently rose to the $62 level causing a weakening of the signal from our Fair Value model. This model score became less attractive due to the significant price appreciation in the stock. The Fair Value model ignores the recent earnings surprises and CHANGES to earnings forecasts and looks only at the LEVEL of earnings and other fundamental measures, relative to a security's price. In April, Jabil was selling for $22 with $1.15 in earnings and a 25+% earnings growth rate. In August, the shares had risen to over $60 with $1.35 in earnings and the same 25+% growth rate. The Fair Value model, which found the stock reasonably priced in April, found it quite overpriced and in need of much higher estimate revisions to hold it in the portfolios. Consequently, we began to sell the position in August.

We wouldn't want you to think that all the decisions we make turn out so well. In November 1996 we purchased shares of a software company called Project Software & Development (ticker PSDI). This company develops and sells client/server applications software to plan and manage the maintenance of a customer's capital equipment and track the related spare parts. The company had been growing rapidly and delivering extremely strong quarterly earnings relative to expectations, reporting in early November $0.37 per share compared with $0.31 consensus expectations. Security analysts raised their estimates and the company reported another good quarter in January, delivering $0.35 compared with a $0.32 consensus. We had purchased the stock at about $38 per share, following the November earnings release, and based on a strong EstrendTM score. The investment looked good for a while, appreciating to about $46 in January 1997. Earnings estimates for the company's September 1997 fiscal year had lifted over the same period from $1.38 to $1.53.

Prior to the market opening on April 1, 1997 (April Fool's Day!), the company announced that earnings for the next quarter would be $0.15 per share, far short of the consensus of $0.29. Management blamed the problems on heightened competition from foreign competitors such as SAP and Baan, which caused slow sales in Europe. The stock collapsed to about $15 and we sold most of our position due to the resultant negative EstrendTM score which suggested to us that further negative quarterly announcements and estimate revisions were likely. Estimates were ultimately cut to the $1.16 level, though the stock has since recovered some of its lost ground. We typically sell a position after such news if the stock has little support from our EstrendTM or Fair Value models because we can usually earn better returns investing the "dead money" in more dynamic, higher ranked names. The failure of the models on this stock was not foreseeable, but occurs occasionally and is one of the unpleasant realities of our job.

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PORTFOLIO RETURNS

The Growth portfolio earned a return of +37.69% for the fiscal year ended August 31, 1997. Performance was gratifying on an absolute basis, and compared to its benchmark, the Russell 2500 Growth Index (an unmanaged index of smaller and medium capitalization growth stocks), which returned +23.86% over the same period. The strong relative performance can be attributed to good performance by both of our stock selection models (see below). Since inception on June 3, 1996, the fund has returned +35.85%, compared with the Russell 2500 Growth Index return of +13.26% over the same period.

The Growth & Value portfolio returned +49.11% for the fiscal year ended August 31, 1997. The fund's return, while solid in absolute terms, also compares favorably with its benchmark, the Standard & Poor's 400 MidCap Index (an unmanaged index of medium capitalization stocks), which returned +37.27% over the same period. Since inception on June 3, 1996, the fund has returned +43.64%, compared with the S&P 400 Index return of +33.33% over the same period.

The Micro Cap portfolio returned +58.41% for the fiscal year ended August 31, 1997. These returns are very favorable on an absolute basis, and also compared to its benchmark, the Russell 2000 Growth Index, an unmanaged index of smaller capitalization growth stocks, which returned +20.12% over the same period. Since its inception on June 3, 1996, the fund has returned +54.05%, compared with the Russell 2000 Growth Index return of +5.89%.

PERFORMANCE ATTRIBUTION

Because the different portfolios are managed in a similar fashion using the same investment models (the main differences being sector composition and the size and growth character of stocks they are constrained to selecting), performance attribution can be generalized to all of them.

The funds' strong ABSOLUTE performance can be attributed to remarkably strong profit growth across the market, with essentially no offsetting negative news to cause fear of inflation or its attendant back-up in interest rates. This is about as good as it gets in equity investing. Please have realistic expectations about the long-term return potential of the market as the odds are against such favorable market conditions and positive "animal spirits" continuing unchanged.

Good RELATIVE performance in all portfolios is largely attributed to both of our stock selection models performing well through most of the last year, as well as ease of implementation allowed by the portfolios' small size. Our EstrendTM model generated positive stock selection insights in nine of the last twelve months, while Fair Value worked in ten of twelve. The models were designed to provide independent insights about investment opportunities cross-sectionally, and to be complementary with each other through time. This design worked well during the past year as we experienced no months in which both models jointly failed to provide good investment insights. This does not mean they will never fail together--in fact they will from time to time. But we do explicitly try to limit the frequency of these joint failures. Also, even if both models are performing well, our execution of suggested trades may be hampered by available market liquidity in those stocks, causing delays in executing and higher transaction costs. In this event, performance of the funds may be poor despite the good model performance. We hope to minimize the frequency of these occurrences by keeping our asset base small and more manageable.

Economic sectors in which we experienced particularly good performance in the Growth and Micro Cap portfolios included consumer cyclicals (good investments in small retailers and apparel manufacturers), consumer noncyclicals (cosmetics, vitamins and foods), and technology (particularly software and personal computer manufacturers and retailers). In the Growth & Value portfolio we give ourselves high marks for the good success in technology, energy (our Fair Value model was particularly successful in some of its oil and gas exploration and oil field service stocks), and financial stocks (especially regional banks and consumer finance stocks). In the future we expect these sectors to have repeat performances in their success rates because our models tend to have predictably better performance in the types of stocks found in these sectors. Some of the fundamental characteristics found in these stocks are embodied in the "skill" adjustments we make to our model scores, causing us to favor one model's importance over the other's, stock by stock. We expect such adjustments to cause us to have more persistent success in certain types of stocks, as described above.

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Your funds will continue to be virtually fully invested in the stocks our models find the most attractive. We never attempt to "time the market," by raising cash levels when we think the market is overvalued, or becoming relatively more invested if we think the market is cheap. Our belief is that such "guessing" is an effort in vain, unlikely to improve returns. Our fully-invested posture obviously helps returns in rising markets, but will not cushion the fall in a down market. We rely on you to make your own asset allocation decisions, investing with us only those assets you want fully exposed to the US equity market.

PORTFOLIO ACTIVITY

As is customary we will make a distribution in December. If the distribution were paid today it would be approximately $2.20 per share for the Micro Cap Fund, $2.30 for the Growth Fund, and $2.50 for the Growth & Value Fund. These distributions (which are likely to change between now and the distribution date this December) reflect extremely strong market returns, even better portfolio returns, and the relatively high turnover of holdings in these investment strategies. We expect the funds to continue to have high turnover, as deliberately and quickly changing stock positions in response to mispricing opportunities or changes in earnings potential is one of the critical elements of our investment program.

Portfolio turnover and the tax implications of having higher dividend distributions from the more frequent realization of gains or high dividend yields has become the subject of some debate recently. As mentioned in the funds' prospectus, we would like to not have to worry about the tax implications of having large annual dividend distributions by having shareholders use our funds (and other actively managed mutual funds) in their retirement accounts where they pay no taxes until the investment is liquidated at retirement--this is the most tax-efficient way to invest in any actively managed equity fund with turnover higher than 50% per year. However, we realize that much of the investment in our funds is from taxable investors. For these investors, we hope to be able to continue to generate enough "excess return" over our benchmarks to "pay" for the extra tax burden and the loss of some of the compounding benefit caused by high current distributions. The lower compound return results when taxes are paid frequently as a result of taxable dividend distributions (often taxed at higher ordinary income tax rates), instead of being paid at the end of investment horizon many years later at lower long-term capital gains rates.

We have analyzed the "cost" of turnover for a taxable investor as the incremental return required by our investment strategy over its benchmark, to equate the after-tax returns of our fund with the after-tax returns of its benchmark. This analysis is subject to many assumptions about market returns, tax rates, holding periods, turnover of the benchmark index and the fund, dividend yields and other factors. VERY GENERALLY speaking, however, with "normal" (10% per year) assumptions about the long-term returns for the U.S. equity market, and under current tax law, for an investor in the 31% marginal tax bracket, we would need to earn returns of about 1.2% per year over our benchmark over twenty years to provide the same after-tax result as the lower turnover benchmark. If the investor's time horizon is shorter, the required excess return we would need to generate would be modestly lower, and if the investor is in a higher tax bracket or if market returns are greater in the future, the required hurdle would be higher.

We hope to be able to generate enough excess return over our benchmark to beat it on an after-tax basis. Our business strategy of strictly limiting the amount of assets we will take into these funds should make it easier to earn better returns, but there can be no assurance we will be able to do so.

CLOSING OF THE MICRO CAP AND GROWTH FUNDS

On August 8, 1997, we closed the Micro Cap and Growth funds to new investors to keep the funds small enough to more easily achieve our excess return objectives. As a result of continuing investment from existing investors into the Micro Cap fund, we took the additional step of further restricting investment by existing shareholders in that fund to $25,000 per fiscal year per account. Restrictions may be tightened in the future for any of the funds. Such change is likely to occur without notice to prevent a sudden influx of cash from anxious investors.

The asset growth in these funds has been gratifying. However, we want to ensure we are not too burdened by assets to be able to easily implement our investment strategies. We apologize for the inconvenience caused by restricting access to the funds, but we have done it solely with your best interests at heart.

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NEW SHAREHOLDER SERVICES

We are currently offering some enhanced shareholder services which you might find helpful. We now have automated information on your account available 24 hours a day via telephone. With this service you can access account balances, and transaction and dividend information. By Spring we hope to have similar services plus purchase and redemption capabilities available on the Internet. It is always a challenge to balance the desire for the best shareholder services with the desire to keep our expenses to a minimum. Different investors have different preferences. It is our continuing goal to find ways to reduce unnecessary expenses to be able to provide better shareholder services at the same overall prices. Please let us know if you find our services satisfactory, and especially if you don't!

We thank you again for the confidence you have placed in us by allowing us to manage some portion of your investment portfolio. We will stand by our commitment to i) keep the funds small enough to not fritter away your investment dollars on the high transactions costs which accompany large pools of assets,
ii) keep expenses significantly below the industry averages and not waste your assets on self-serving sales and marketing fees and loads, and iii) continue to improve our investment program with leading edge research.

Respectfully,

/S/Signature

John C. Bogle, Jr.
Director of Portfolio Management
Numeric Investors L.P.
                                        6
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                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
             Comparison of Change in Value of $10,000 investment in N/I Micro Cap Fund(1)(2) vs. Russell 2000 Growth Index

                  [Line Graph Omitted-Plot Points as Follows:]

                                Russell 2000                  Micro Cap
                                Growth Index                     Fund

6/3/96                         10,000                           10,000        D
6/30/96                         9,350                            9,825        O
9/30/96                         9,269.8                         10,816.7      L
12/31/96                        9,294.64                        11,685        L
3/31/97                         8,319.6                         10,859.3      A
6/30/97                         9,779.68                        13,469.9      R
8/31/97                        10,588.8                         15,404.9      S

Past performance is not predictive of future performance

------------------------------------------
Micro Cap Fund                     $15,405

Russell 2000 Growth Index          $10,589
------------------------------------------
--------------------------------------------------------------------------------
                               Total Returns

                                     ONE YEAR ENDED                  AVERAGE
                                     AUGUST 31, 1997                ANNUAL(3)
                                     ---------------                ---------
Micro Cap Fund                           58.41%                      41.43%
Russell 2000 Growth Index                20.12%                       4.70%
--------------------------------------------------------------------------------
----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the indices are either unmanaged and do not incur expenses and/or are not available for investment.
(2) Numeric Investors L.P. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 1997.
                                        7
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                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                   GROWTH FUND
             Comparison of Change in Value of $10,000 investment in
               N/I Growth Fund(1)(2) vs. Russell 2500 Growth Index

                  [Line Graph Omitted-Plot Points as Follows:]

                      Russell 2500                 Growth Fund
                      Growth Index

6/3/96                  10,000                   10,000         D
6/30/96                  9,499                    9,783.3       O
9/30/96                  9,629.79                10,925         L
12/31/96                 9,720.12                11,041.6       L
3/31/97                  8,942.42                10,032.5       A
6/30/97                 10,396.7                 12,067.4       R
8/31/97                 11,326.7                 13,585.2       S

Past performance is not predictive of future performance

--------------------------------------------
Growth Fund                          $13,585
Russell 2500 Growth Index            $11,326
--------------------------------------------
--------------------------------------------------------------------------------
                               Total Returns

                                      ONE YEAR ENDED                    AVERAGE
                                     AUGUST 31, 1997                   ANNUAL(3)
                                     ---------------                   ---------
Growth Fund                               37.69%                        27.86%
Russell 2500 Growth Index                 23.86%                        10.51%
--------------------------------------------------------------------------------
-------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the indices are either unmanaged and do not incur expenses and/or are not available for investment.
(2) Numeric Investors L.P. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 1997.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                               GROWTH & VALUE FUND
             Comparison of Change in Value of $10,000 investment in
              N/I Growth & Value Fund(1)(2) vs. S&P 400 Midcap Index

                   [Line Graph Omitted-Plot Points as Follows:]


                  S&P 400           Growth & Value
                  Midcap Index           Fund

6/1/96              10,000              10,000          D
6/30/96              9,850               9,775          O
9/30/96             10,136.5            10,158.3        L
12/31/96            10,750.1            11,141.4        L
3/31/97             10,590.5            10,840.1        A
6/30/97             12,146.4            12,899.3        R
8/31/97             13,332.8            14,364.2        S

Past performance is not predictive of future performance

-------------------------------------------
Growth & Value Fund                 $14,364
S&P 400 Midcap Index                $13,333
-------------------------------------------
--------------------------------------------------------------------------------
                                    Total Returns

                                             ONE YEAR ENDED             AVERAGE
                                            AUGUST 31, 1997            ANNUAL(3)

Growth & Value Fund                             49.11%                   33.71%
S&P 400 Midcap Index                            37.27%                   25.95%
--------------------------------------------------------------------------------
--------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the indices are either unmanaged and do not incur expenses and/or are not available for investment.
(2) Numeric Investors L.P. waived a portion of its advisory fee and agreed to voluntarily reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements.Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period June 3, 1996 (commencement of operations) through August 31, 1997.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           COMMON STOCKS--92.9%
           AEROSPACE--1.2%
  11,600   Ducommun, Inc.* ................... $  432,100
  46,200   Rohr, Inc.* .......................  1,250,287
                                               ----------
                                                1,682,387
                                               ----------
           APPAREL--1.6%
  65,400   North Face, Inc., (The)*/** .......  1,451,062
  52,900   Tarrant Apparel Group*/** .........    819,950
                                               ----------
                                                2,271,012
                                               ----------
           AUTOMOBILE PARTS & EQUIPMENT--1.7%
  52,700   Excel Industries Inc. .............  1,343,850
  41,600   Standard Products Co. (The) .......  1,102,400
                                               ----------
                                                2,446,250
                                               ----------
           CHEMICALS--0.5%
  21,300   Carbide/Graphite Group, Inc. (The)*    705,562
                                               ----------
           COMMERCIAL PRINTING--1.1%
  53,400   Mail-Well Corp., Inc.* ............  1,491,862
                                               ----------
           COMPUTER COMPONENTS--1.7%
  35,000   CHS Electronics, Inc.* ............  1,351,875
  64,700   Printronix, Inc.* .................  1,091,812
                                               ----------
                                                2,443,687
                                               ----------
           COMPUTERS, SOFTWARE & SERVICING--13.9%
  52,300   Applied Voice Technology, Inc.*/**   1,242,125
  31,100   Arbor Software Corp.* .............  1,232,337
  38,200   Aspect Development, Inc.* .........  1,461,150
  71,700   AXENT Technologies, Inc.*/** ......  1,299,562
  14,400   Citrix Systems, Inc.* .............    727,200
 130,000   Compucom Systems, Inc.* ...........  1,308,125
  23,600   Computer Learning Centers, Inc.* ..  1,132,800
  80,700   CyberMedia, Inc.*/** ..............  1,704,787
  74,300   Deltek Systems, Inc.*/** ..........  1,671,750
  68,200   HMT Technology Corp.*/** ..........  1,159,400
  21,700   MindSpring Enterprises, Inc.* .....    336,350
  51,700   Pinnacle Systems, Inc.*/** ........  1,318,350
  73,800   Procom Technology, Inc.* ..........    765,675
  69,600   QuadraMed Corp.*/** ...............  1,218,000
  82,300   Simulated Sciences, Inc.* .........  1,162,487

---------------------------------------------------------
                                                 MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           COMPUTERS, SOFTWARE & SERVICING--(CONTINUED)
  38,800   Symantec Corp.*                     $  933,625
  50,000   Versant Object Technology Corp.* ..    587,500
  16,200   Visio Corp. * .....................    558,900
                                               ----------
                                               19,820,123
                                               ----------
           COSMETICS--0.8%
  61,300   Chattem, Inc.* ....................  1,103,400
                                               ----------
           ELECTRICAL EQUIPMENT--2.7%
  28,200   C&D Technologies, Inc. ............  1,126,237
  38,400   Encore Wire Corp.* ................  1,324,800
  91,400   Telcom Semiconductor, Inc.* .......  1,456,687
                                               ----------
                                                3,907,724
                                               ----------
           ELECTRONIC COMPONENTS & ACCESSORIES--1.0%
   6,000   ADFlex Solutions, Inc.* ...........    153,000
  53,600   Cyberoptics Corp.*/** .............  1,199,300
                                               ----------
                                                1,352,300
                                               ----------
           ELECTRONICS--4.5%
  20,200   DII Group, Inc. */** ..............  1,105,950
  17,500   Jabil Circuit, Inc.* ..............  1,036,875
  33,800   Micrel, Inc.*/** ..................  1,208,350
  40,300   RF Monolithics, Inc.*/** ..........    800,962
 110,800   TranSwitch Corp.* .................  1,267,275
  14,900   Veeco Instruments, Inc.*/** .......    925,662
                                               ----------
                                                6,345,074
                                               ----------
           ENTERTAINMENT--0.9%
 108,700   Nimbus CD International, Inc.* ....  1,209,287
                                               ----------
           ENVIRONMENTAL SERVICES--0.9%
  53,200   Tetra Tech, Inc.* .................  1,236,900
                                               ----------
           FINANCIAL SERVICES--3.7%
  51,000   ACC Consumer Finance Corp.* .......  1,078,969
  66,400   Consumer Portfolio Services, Inc.*   1,170,300
  22,600   FIRSTPLUS Financial Group, Inc.* ..  1,039,600
   1,700   New Century Financial Corp.*/** ...     28,687
  39,000   Resource Bancshares Mortgage
             Group ...........................    658,125

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           FINANCIAL SERVICES--(CONTINUED)
  40,750   Southern Pacific Funding Corp.*/**  $  608,703
  25,000   Trans Financial Bancorp, Inc. .....    726,562
                                               ----------
                                                5,310,946
                                               ----------
           FOOD & AGRICULTURE--2.7%
  28,200   Earthgrains Co.** .................  1,156,200
  52,500   Herbalife International, Inc.** ...  1,240,312
  67,000   Michael Foods, Inc. ...............  1,448,875
                                               ----------
                                                3,845,387
                                               ----------
           HOSPITAL MANAGEMENT--0.8%
  38,400   FPA Medical Management, Inc.* .....  1,113,600
                                               ----------
           HOUSEHOLD PRODUCTS--1.3%
  35,200   Helen of Troy Ltd.* ...............  1,152,800
  33,100   Windmere-Durable Holdings, Inc.** .    628,900
                                               ----------
                                                1,781,700
                                               ----------
           INSURANCE--0.6%
  30,200   John Alden Financial Corp. ........    862,587
                                               ----------
           INSURANCE - PROPERTY & CASUALTY--1.2%
  30,600   RLI Corp. .........................  1,158,975
  12,400   Selective Insurance Group, Inc. ...    610,700
                                               ----------
                                                1,769,675
                                               ----------
           LEASING--0.2%
  14,900   Leasing Solutions, Inc.* ..........    243,987
                                               ----------
           LEISURE & ENTERTAINMENT--3.0%
  39,850   Fairfield Communities, Inc.* ......  1,424,637
  73,000   Funco, Inc.* ......................  1,596,875
  67,400   Harveys Casino Resorts ............  1,162,650
   1,900   Trendwest Resorts, Inc.*/** .......     34,675
                                               ----------
                                                4,218,837
                                               ----------
           MACHINERY--3.2%
  17,100   Asyst Technologies, Inc.*/** ......    584,606
  39,300   Hirsch International Corp.* .......  1,002,150
  14,900   Manitowoc Co., Inc. ...............    538,262
  67,800   OmniQuip International, Inc.* .....  1,356,000

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           MACHINERY--(CONTINUED)
  48,700   Terex Corp.* ...................... $1,053,138
                                               ----------
                                                4,534,156
                                               ----------
           MEDICAL & MEDICAL SERVICES--6.6%
  48,200   Advanced Health Corp.*/** .........  1,156,800
  53,500   Hanger Orthopedic Group, Inc.* ....    648,688
  55,600   Hooper Holmes, Inc. ...............  1,383,050
  70,300   Osteotech, Inc.* ..................  1,291,763
  44,800   PMR Corp.*/** .....................  1,047,200
  27,900   RehabCare Group, Inc.* ............    864,900
  44,900   Renal Care Group, Inc.*/** ........  1,464,863
  33,900   RoTech Medical Corp. * ............    610,200
  69,400   Veterinary Centers of America, Inc.*   962,925
                                               ----------
                                                9,430,389
                                               ----------
           MEDICAL INSTRUMENTS & SUPPLIES--6.2%
  45,200   Acuson Corp.* .....................  1,217,575
 104,900   Excel Technology, Inc.* ...........  1,376,813
  70,400   Healthdyne Technologies, Inc.* ....  1,188,000
  46,600   Maxxim Medical Inc.* ..............    981,513
   7,500   Sabratek Corp.* ...................    271,875
  21,800   Safeskin Corp.*/** ................    724,850
  16,500   Spine-Tech, Inc.*/** ..............    775,500
  38,500   Vivus, Inc.*/** ...................  1,029,875
  49,200   Wesley Jessen VisionCare, Inc.* ...  1,279,200
                                               ----------
                                                8,845,201
                                               ----------
           OIL & GAS FIELD EXPLORATION--4.0%
  10,100   Atwood Oceanics, Inc.* ............    915,944
  26,600   Cliffs Drilling Co.* ..............  1,268,488
  17,100   Gulf Island Fabrication, Inc.* ....    692,550
  39,400   Patterson Energy, Inc.* ...........  1,507,050
  78,700   Tesoro Petroleum Corp.*/** ........  1,347,738
                                               ----------
                                                5,731,770
                                               ----------
           OIL EQUIPMENT & SERVICES--1.1%
  51,500   Trico Marine Services, Inc. * .....  1,596,500
                                               ----------
           PAPER & FOREST PRODUCTS--0.3%
  15,900   Mosinee Paper Corp. ...............    473,025
                                               ----------
           PHARMACEUTICALS--0.9%
  53,800   Bindley Western Industries, Inc.**   1,355,088
                                               ----------

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------

           PRINTING--0.8%
  24,600   Consolidated Graphics, Inc.* ...... $1,193,100
                                               ----------
           PRINTING & PUBLISHING--0.9%
  31,900   Merrill Corp. .....................  1,291,950
                                               ----------
           RECREATIONAL--0.5%
  50,700   Bally Total Fitness Holding Corp.*     703,463
                                               ----------
           RESTAURANTS--1.7%
  72,900   Apple South, Inc.** ...............  1,180,069
  52,900   Logan's Roadhouse, Inc.* ..........  1,296,050
                                               ----------
                                                2,476,119
                                               ----------
           RETAIL - MERCHANDISING--1.5%
  53,500   Ames Department Stores*/** ........    902,813
  64,300   Fred's, Inc. Class A ..............  1,277,963
                                               ----------
                                                2,180,776
                                               ----------
           RETAIL - SPECIALTY--1.4%
  31,800   Action Performance Companies,
             Inc.*/** ........................  1,037,475
  40,000   Party City Corp.* .................    960,000
                                               ----------
                                                1,997,475
                                               ----------
           RETAIL - SPECIALTY APPAREL--3.3%
  58,900   Abercrombie & Fitch Co.* ..........  1,413,600
  46,200   Dress Barn, Inc., (The)* ..........    947,100
  97,700   Genesco, Inc.* ....................  1,215,144
  31,300   Goody's Family Clothing, Inc.*/** .  1,068,113
                                               ----------
                                                4,643,957
                                               ----------
           SAVINGS & LOAN ASSOCIATION--0.5%
  23,300   HUBCO, Inc. .......................    713,563
                                               ----------
           SERVICES - EQUIP. RENT & LEASE--1.0%
  62,100   Renters Choice, Inc.* .............  1,381,725
                                               ----------
           STEEL--0.9%
  29,800   Lone Star Technologies, Inc.*/** ..  1,216,213
                                               ----------

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           STEEL PIPE & TUBES--1.1%
  46,700   Maverick Tube Corp.*/** ......... $  1,523,588
                                             ------------
           TELECOMMUNICATIONS--0.9%
 151,100   American Communications
             Services, Inc.* ...............    1,341,013
                                             ------------
           TELECOMMUNICATIONS EQUIPMENT--4.4%
  44,100   CellStar Corp.*/** ..............    1,469,081
  31,150   Davox Corp.*/** .................      903,350
  34,000   Powerwave Technologies, Inc.*/**     1,328,142
  27,700   Spectrian Corp.*/** .............    1,218,800
  48,500   World Access, Inc.* .............    1,285,250
                                             ------------
                                                6,204,623
                                             ------------
           TEXTILES--1.3%
  25,000   Cutter & Buck, Inc.* ............      493,750
  58,200   Quaker Fabric Corp.* ............    1,338,600
                                             ------------
                                                1,832,350
                                             ------------
           TOBACCO--0.8%
  33,700   Consolidated Cigar Holdings, Inc.*   1,116,313
                                             ------------
           TRANSPORTATION--0.7%
  32,100   Hvide Marine, Inc.*/** ..........      991,088
                                             ------------
           TRUCKING & FREIGHT--0.8%
  36,000   USFreightways Corp. .............    1,080,000
                                             ------------
           UTILITIES--0.8%
  61,300   Calpine Corp.* ..................    1,134,050
                                             ------------
           WHOLESALE - SPECIALTY EQUIPMENT--1.3%
  21,400   InaCom Corp.*/** ................      738,300
  42,200   MicroAge, Inc.* .................    1,147,313
                                             ------------
                                                1,885,613
                                             ------------
           Total Common Stocks
             (Cost $110,671,959) ...........  132,035,395
                                             ------------

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1997

---------------------------------------------------------
  PRINCIPAL                                     MARKET
AMOUNT (000'S)                                   VALUE
---------------------------------------------------------
           SHORT-TERM INVESTMENT--8.8%
           REPURCHASE AGREEMENT--8.8%
  12,483   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/97 to be
             repurchased at $12,491,561)
             5.450%, 09/02/97
             (Cost $12,483,272) (Note 6) ....$ 12,483,272
                                             ------------
           Total Investments -- 101.7%
             (Cost $123,155,231) ............ 144,518,667
                                             ------------
           Liabilities in Excess of
             Other Assets -- (1.7%) .........  (2,399,168
                                             ------------
           Net Assets -- 100.0% .............$142,119,499
                                             ============

---------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                   GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           COMMON STOCKS--95.7%
           ADVERTISING--0.5%
  20,300   Valassis Communications, Inc.* .... $  616,612
                                               ----------
           AEROSPACE--1.6%
   6,900   Alliant Techsystems, Inc.* ........    445,481
  51,500   Rohr, Inc.* .......................  1,393,719
                                               ----------
                                                1,839,200
                                               ----------
           AGRICULTURE PRODUCTS - LIVESTOCK & ANIMAL
           SPECIALTY--0.9%
  19,400   Smithfield Foods, Inc.* ...........  1,069,425
                                               ----------
           AIR TRANSPORT--1.4%
  33,500   Airborne Freight Corp. ............  1,649,875
                                               ----------
           APPAREL--3.3%
  29,700   Jones Apparel Group, Inc.*/** .....  1,490,569
  54,300   Nautica Enterprises, Inc.* ........  1,293,019
  48,000   North Face, Inc., (The)*/** .......  1,065,000
                                               ----------
                                                3,848,588
                                               ----------
           BEVERAGES--0.8%
  23,600   Canandaigua Brands, Inc. Class A* .    961,700
                                               ----------
           BUILDING PRODUCTS & CONSTRUCTION
           SUPPLIES--0.3%
  13,050   Hughes Supply, Inc. ...............    334,406
                                               ----------
           COMMERCIAL PRINTING--0.9%
  36,550   Mail-Well Corp., Inc.* ............  1,021,116
                                               ----------
           COMMERCIAL SERVICES--2.0%
  28,200   Caribiner International, Inc.*/** .  1,191,450
  24,600   Computer Task Group, Inc. .........  1,099,312
                                               ----------
                                                2,290,762
                                               ----------
           COMPUTER & OFFICE EQUIPMENT--0.7%
  22,900   Lexmark International Group, Inc.
             Class A*/** .....................    801,500
                                               ----------

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------

           COMPUTER COMPONENTS--1.7%
  35,900   CHS Electronics, Inc.* ........... $ 1,386,637
  16,100   Quantum Corp.* ...................     564,506
                                              -----------
                                                1,951,143
                                              -----------
           COMPUTERS, SOFTWARE & SERVICING--12.6%
  38,700   Arbor Software Corp.* ............   1,533,487
  12,300   Avid Technology, Inc.* ...........     405,900
  37,400   AXENT Technologies, Inc.*/** .....     677,875
  17,800   Citrix Systems, Inc.* ............     898,900
  19,700   Computer Learning Centers, Inc.* .     945,600
  14,600   Compuware Corp.* .................     901,550
  13,500   HBO & Co. ........................     966,937
  15,100   Lycos, Inc.* .....................     472,819
  21,800   Manugistics Group, Inc.* .........     923,775
  33,100   Scopus Technology, Inc.* .........     819,225
  32,700   Security Dynamics Technologies,
             Inc.* ..........................   1,285,519
  11,800   Stratus Computer, Inc.* ..........     654,900
  90,900   Symantec Corp.* ..................   2,187,281
  16,300   Visio Corp.* .....................     562,350
  25,100   Yahoo! Inc.*/** ..................   1,493,450
                                              -----------
                                               14,729,568
                                              -----------
           ELECTRICAL EQUIPMENT--0.8%
  29,200   Encore Wire Corp.* ...............   1,007,400
                                              -----------
           ELECTRONICS--6.3%
  36,700   Advanced Energy Industries, Inc.*/** 1,156,050
  25,100   DII Group, Inc.*/** ..............   1,374,225
  28,800   Jabil Circuit, Inc.*/** ..........   1,706,400
  32,400   Micrel, Inc.*/** .................   1,158,300
  10,600   Sanmina Corp.* ...................     840,050
  21,900   SpeedFam International, Inc.*/** .   1,201,762
                                              -----------
                                                7,436,787
                                              -----------
           ENVIRONMENTAL SERVICES--0.4%
  21,000   Tetra Tech, Inc.* ................     488,250
                                              -----------
           FINANCIAL SERVICES--4.8%
  44,200   AMRESCO, Inc.* ...................   1,317,712
  49,300   FIRSTPLUS Financial Group,
             Inc.*/** .......................   2,267,800

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           FINANCIAL SERVICES--(CONTINUED)
  12,000   Metris Companies, Inc.** .......... $  466,500
   2,100   New Century Financial Corp.*/** ...     35,437
  16,800   Sirrom Capital Corp. ..............    602,700
  61,750   Southern Pacific Funding Corp.*/**     922,391
                                               ----------
                                                5,612,540
                                               ----------
           FOOD & AGRICULTURE--2.4%
  39,300   Earthgrains Co.** .................  1,611,300
  20,600   Interstate Bakeries Corp.** .......  1,207,675
                                               ----------
                                                2,818,975
                                               ----------
           HOSPITAL MANAGEMENT--1.9%
  76,900   FPA Medical Management, Inc.* .....  2,230,100
                                               ----------
           HOTEL--0.6%
  41,700   Servico, Inc.* ....................    682,837
                                               ----------
           HOUSEHOLD PRODUCTS--0.9%
  28,800   Blyth Industries, Inc.*/** ........  1,063,800
                                               ----------
           INDUSTRIAL--0.9%
  28,400   Cognex Corp.* .....................  1,086,300
                                               ----------
           INSURANCE--0.9%
  37,500   John Alden Financial Corp. ........  1,071,094
                                               ----------
           INSURANCE - PROPERTY & CASUALTY--1.0%
  21,000   Everest Reinsurance Holdings, Inc.     759,937
   9,000   Vesta Insurance Group, Inc. .......    443,812
                                               ----------
                                                1,203,749
                                               ----------
           LEISURE & ENTERTAINMENT--1.3%
  19,400   Anchor Gaming* ....................  1,552,000
   1,700   Trendwest Resorts, Inc.*/** .......     31,025
                                               ----------
                                                1,583,025
                                               ----------
           MACHINERY--0.4%
   4,200   Asyst Technologies, Inc.*/** ......    143,587
  19,500   Terex Corp.* ......................    421,687
                                               ----------
                                                  565,274
                                               ----------

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           MANUFACTURING--0.5%
  26,500   MascoTech, Inc.** ................. $  554,844
                                               ----------
           MARINE TRANSPORTATION--0.6%
  18,600   Halter Marine Group, Inc.* ........    735,863
                                               ----------
           MEDICAL & MEDICAL SERVICES--2.8%
  34,100   Integrated Health Services, Inc.**   1,125,300
  23,200   Renal Care Group, Inc.* ..........     756,900
  23,900   Total Renal Care Holdings, Inc.* .   1,093,425
   6,500   Wellpoint Health Networks Inc.*/**     353,437
                                               ----------
                                                3,329,062
                                               ----------
           MEDICAL INSTRUMENTS & SUPPLIES--5.4%
  40,600   Acuson Corp.* .....................  1,093,663
  27,100   Sabratek Corp.*/** ................    982,375
  20,700   Safeskin Corp.* ...................    688,275
  20,300   Spine-Tech, Inc.*/** ..............    954,100
  15,500   STERIS Corp.* .....................    581,250
  40,000   Vivus, Inc.*/** ...................  1,070,000
  30,400   Waters Corp.* .....................  1,012,700
                                               ----------
                                                6,382,363
                                               ----------
           METALS--0.3%
  17,500   RMI Titanium Co.*/** ..............    366,406
                                               ----------
           OFFICE PRODUCTS--0.5%
  19,000   U.S. Office Products Co.*/** ......    622,250
                                               ----------
           OIL & GAS FIELD EXPLORATION--6.1%
   6,400   Atwood Oceanics, Inc.* ............    580,400
  39,200   Cliffs Drilling Co.* ..............  1,869,350
  77,700   Comstock Resources, Inc.* .........    951,825
  18,500   Nuevo Energy Co.*/** ..............    940,031
  43,100   Patterson Energy, Inc.* ...........  1,648,575
  28,200   Vintage Petroleum, Inc.** .........  1,210,838
                                               ----------
                                                7,201,019
                                               ----------
           OIL EQUIPMENT & SERVICES--3.1%
  20,000   Key Energy Group, Inc.* ...........    517,500
  26,000   SEACOR SMIT, Inc.*/** .............  1,407,250
  56,300   Trico Marine Services, Inc.* ......  1,745,300
                                               ----------
                                                3,670,050
                                               ----------

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           PHARMACEUTICALS--0.9%
  24,000   Agouron Pharmaceuticals, Inc.*/**  $ 1,056,000
                                              -----------
           PRINTING--0.9%
  21,900   Consolidated Graphics, Inc.* .....   1,062,150
                                              -----------
           PULP MILLS--0.4%
  12,100   Buckeye Cellulose Corp.* .........     476,438
                                              -----------
           RADIO BROADCASTING STATIONS--0.4%
   8,200   Heftel Broadcasting Corp.* .......     508,400
                                              -----------
           RECREATIONAL--0.5%
  19,400   Polaris Industries, Inc.** .......     557,750
                                              -----------
           RESTAURANTS--1.7%
  30,200   Landry's Seafood Restaurants, Inc.*    724,800
  28,500   Showbiz Pizza Time, Inc.* ........     666,188
  28,600   Sonic Corp.* .....................     632,775
                                              -----------
                                                2,023,763
                                              -----------
           RETAIL - CATALOG & MAIL ORDER HOUSES--2.5%
  15,100   Brylane, Inc.*/** ................     639,863
  34,600   Fingerhut Companies, Inc. ........     700,650
  35,100   Micro Warehouse, Inc.* ...........     916,988
  15,300   Williams-Sonoma, Inc.*/** ........     684,675
                                              -----------
                                                2,942,176
                                              -----------
           RETAIL - COMPUTER & COMPUTER SOFTWARE
           STORES--2.0%
  15,500   CDW Computer Centers, Inc.*/** ...   1,129,563
  41,300   CompUSA, Inc.* ...................   1,277,719
                                              -----------
                                                2,407,282
                                              -----------
           RETAIL - FOOD--0.7%
  25,100   Whole Foods Market, Inc.*/** .....     853,400
                                              -----------
           RETAIL - FURNITURE STORES--0.7%
  10,600   Ethan Allen Interiors Inc. .......     779,100
                                              -----------
           RETAIL - SPECIALTY--1.3%
  52,600   General Nutrition Companies, Inc.*   1,459,650
                                              -----------

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           RETAIL - SPECIALTY APPAREL--2.8%
  48,000   Genesco Inc.* .................... $   597,000
  10,600   Goody's Family Clothing, Inc.*/**      361,725
  35,100   Pacific Sunwear of California*/**    1,342,575
  14,200   Ross Stores, Inc.** ..............     417,125
  20,000   TJX Cos., Inc. ...................     550,000
                                              -----------
                                                3,268,425
                                              -----------
           STEEL PIPE & TUBES--1.4%
  51,000   Maverick Tube Corp.*/** ..........   1,663,875
                                              -----------
           TELECOMMUNICATIONS EQUIPMENT--6.1%
  16,600   Aspect Development, Inc.* ........     634,950
  46,600   CellStar Corp.*/** ...............   1,552,363
  32,950   Davox Corp.*/** ..................     955,550
  21,200   Digital Microwave Corp.* .........     871,850
  23,100   Spectrian Corp.*/** ..............   1,016,400
  17,000   Superior TeleCom Inc.* ...........     642,813
  56,700   World Access, Inc.* ..............   1,502,550
                                              -----------
                                                7,176,476
                                              -----------
           TOBACCO--1.0%
  34,000   Consolidated Cigar Holdings Inc.*    1,126,250
                                              -----------
           TOYS--0.2%
  13,000   Galoob Toys, Inc.* ...............     269,750
                                              -----------
           TRUCKING & FREIGHT--0.9%
  22,100   American Freightways Corp.* ......     353,600
  22,700   USFreightways Corp. ..............     681,000
                                              -----------
                                                1,034,600
                                              -----------
           WHOLESALE - SPECIALTY EQUIPMENT--2.7%
  17,600   InaCom Corp.*/** .................     607,200
  32,600   MicroAge, Inc.* ..................     886,313
  43,300   Tech Data Corp.* .................   1,685,994
                                              -----------
                                                3,179,507
                                              -----------
           Total Common Stocks
             (Cost $97,401,299) ............. 112,670,875
                                              -----------

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                   GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1997

---------------------------------------------------------
  PRINCIPAL                                     MARKET
AMOUNT (000'S)                                   VALUE
---------------------------------------------------------
           SHORT-TERM INVESTMENT--6.2%
           REPURCHASE AGREEMENT--6.2%
   7,317   Bear, Stearns & Co. Inc.
             (Agreement dated 08/29/97 to be
             repurchased at $7,321,737)
             5.450%, 09/02/97
             (Cost $7,317,306) (Note 6) .... $  7,317,306
                                             ------------
           Total Investments -- 101.9%
             (Cost $104,718,605) ...........  119,988,181
                                             ------------
           Liabilities in Excess of
             Other Assets-- (1.9%) .........   (2,264,283
                                             ------------
           Net Assets -- 100.0% ............ $117,723,898
                                             ============

--------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                               GROWTH & VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           COMMON STOCKS--96.5%
           ADVERTISING--1.0%
  17,600   Valassis Communications, Inc.* .... $  534,600
                                               ----------
           AEROSPACE--1.2%
   1,700   Northrop Grumman Corp. ............    199,006
   4,900   Thiokol Corp. .....................    390,162
                                               ----------
                                                  589,168
                                               ----------
           AGRICULTURE PRODUCTS - LIVESTOCK & ANIMAL
           SPECIALTY--0.7%
   6,500   Smithfield Foods, Inc.* ...........    358,312
                                               ----------
           AIR TRANSPORT--2.0%
  14,100   Continental Airlines, Inc. Class B*/** 516,412
   2,700   Delta Air Lines, Inc. .............    233,550
   9,100   U.S. Airways Group Inc.*/** .......    310,537
                                               ----------
                                                1,060,499
                                               ----------
           APPAREL--2.4%
  13,000   Jones Apparel Group, Inc.* ........    652,437
  25,500   Nautica Enterprises, Inc.* ........    607,219
                                               ----------
                                                1,259,656
                                               ----------
           AUTOMOBILE PARTS & EQUIPMENT--0.6%
   5,400   Borg-Warner Automotive, Inc. ......    281,475
                                               ----------
           AUTOMOBILES & TRUCKS--1.2%
  17,900   Chrysler Corp. ....................    628,737
                                               ----------
           BANKS--1.1%
   7,600   UnionBanCal Corp. .................    587,575
                                               ----------
           BEVERAGES--1.0%
  14,700   Adolph Coors Company Class B** ....    542,062
                                               ----------
           BROKERAGE--1.7%
  21,728   Bear Stearns Companies Inc. (The) .    859,614
                                               ----------
           CHEMICALS--1.1%
  14,600   Ethyl Corp. .......................    131,400
   6,300   Hercules, Inc. ....................    325,631
   8,700   Terra Industries Inc. .............    116,362
                                               ----------
                                                  573,393
                                               ----------

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           COMPUTER & OFFICE EQUIPMENT--1.0%
  14,700   Lexmark International Group, Inc.
             Class A*/** ..................... $  514,500
                                               ----------
           COMPUTER COMMUNICATIONS EQUIPMENT--0.9%
  13,600   Bay Networks, Inc.* ...............    481,100
                                               ----------
           COMPUTER COMPONENTS--0.7%
  10,900   Quantum Corp.* ....................    382,181
                                               ----------
           COMPUTERS--2.9%
   2,700   Compaq Computer Corp.* ............    176,850
   4,200   Dell Computer Corp.* ..............    344,662
   2,200   International Business Machines
             Corp.** .........................    221,925
  10,300   Silicon Graphics, Inc.* /** .......    282,606
  10,900   Sun Microsystems, Inc.* ...........    523,200
                                               ----------
                                                1,549,243
                                               ----------
           COMPUTERS, SOFTWARE & SERVICING--8.6%
   8,200   Citrix Systems, Inc * .............    414,100
   4,400   Computer Associates International,
             Inc. ............................    294,250
   9,800   Compuware Corp.* ..................    605,150
   6,700   HBO & Co. .........................    479,887
   7,900   Remedy Corp.* .....................    304,644
  12,000   Security Dynamics Technologies,
             Inc.* ...........................    471,750
   8,600   Stratus Computer, Inc.* ...........    477,300
  15,800   Sykes Enterprises, Inc.*/** .......    422,650
  28,800   Symantec Corp.* ...................    693,000
   9,800   Visio Corp.* ......................    338,100
                                               ----------
                                                4,500,831
                                               ----------
           ELECTRICAL EQUIPMENT--0.5%
   4,700   Tektronix, Inc. ...................    261,144
                                               ----------
           ELECTRONICS--3.1%
  10,900   Jabil Circuit, Inc.* ..............    645,825
  14,100   Johnson Controls, Inc. ............    672,394
   7,300   SCI Systems, Inc.*/** .............    286,981
                                               ----------
                                                1,605,200
                                               ----------

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                               GROWTH & VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           ENERGY--1.0%
   8,700   Coastal Corp. (The) ............... $  502,425
                                               ----------
           FINANCE--0.6%
   7,400   Green Tree Financial Corp.* .......    325,138
                                               ----------
           FINANCIAL SERVICES--5.5%
   5,450   AmSouth Bancorporation ............    229,241
  11,000   Dun & Bradstreet Corp. ............    308,000
  13,000   FIRSTPLUS Financial Group, Inc.* ..    598,000
   3,800   Franklin Resources, Inc . .........    294,025
   4,300   Salomon, Inc. .....................    257,463
   7,900   Signet Banking Corp. ..............    409,319
  18,200   Southtrust Corp. ..................    814,450
                                               ----------
                                                2,910,498
                                               ----------
           FOOD & AGRICULTURE--2.0%
  24,900   Flowers Industries, Inc. ..........    460,650
  10,200   Interstate Bakeries Corp. .........    597,975
                                               ----------
                                                1,058,625
                                               ----------
           FOOD DISTRIBUTION--1.5%
   9,800   Dean Foods Co. ....................    434,875
  13,600   Great Atlantic & Pacific Tea Co., Inc.
             (The) ...........................    340,850
                                               ----------
                                                  775,725
                                               ----------
           HEALTH CARE DIVERSIFIED--0.8%
  20,100   Olsten Corp. ......................    376,875
                                               ----------
           HOUSEHOLD PRODUCTS--1.5%
   7,100   Blyth Industries, Inc.*/** ........    262,256
  10,300   Lancaster Colony Corp. ............    533,669
                                               ----------
                                                  795,925
                                               ----------
           HOUSING--1.2%
  14,800   USG Corp. .........................    634,550
                                               ----------
           INSURANCE--0.6%
   6,000   Exel Limited ......................    329,250
                                               ----------

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           INSURANCE - PROPERTY & CASUALTY--2.5%
  14,400   Everest Reinsurance Holdings, Inc.  $  521,100
   7,100   Fremont General Corp. .............    283,113
  16,900   TIG Holdings, Inc. ................    528,125
                                               ----------
                                                1,332,338
                                               ----------
           LOCAL TELEPHONE--0.7%
  13,600   Cincinnati Bell, Inc. .............    366,350
                                               ----------
           MEDICAL & MEDICAL SERVICES--1.5%
  16,300   Integrated Health Services, Inc. ..    537,900
   4,900   Wellpoint Health Networks Inc.*/**     266,438
                                               ----------
                                                  804,338
                                               ----------
           MEDICAL INSTRUMENTS & SUPPLIES--0.7%
  13,400   Vivus, Inc.*/** ...................    358,450
                                               ----------
           METAL FABRICATING--0.7%
  29,900   LTV Corp. (The) ...................    388,700
                                               ----------
           METAL MINING--3.5%
  10,000   AK Steel Holding Corp.** ..........    452,500
  16,600   Asarco Inc. .......................    510,450
  15,000   Cyprus Amax Minerals Co.** ........    378,750
  14,700   USX-US Steel Group, Inc. ..........    516,338
                                               ----------
                                                1,858,038
                                               ----------
           MISCELLANEOUS FOOD PREPARATIONS--0.8%
  16,900   McCormick & Co., Inc.** ...........    399,263
                                               ----------
           MOTELS/ RESTAURANTS--0.5%
   7,200   Sun International Hotels Ltd.* ....    242,100
                                               ----------
           NATIONAL COMMERCIAL BANKS--0.3%
   3,300   First Union Corp. .................    158,606
                                               ----------
           NATURAL GAS--3.0%
   6,000   Columbia Gas System, Inc. (The) ...    396,000
  12,800   El Paso Natural Gas Co. ...........    720,000
  12,400   MCN Corporation ...................    380,525
   1,400   National Fuel Gas Co. .............     62,213
                                               ----------
                                                1,558,738
                                               ----------

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                               GROWTH & VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           OFFICE PRODUCTS--1.2%
  14,100   U.S. Office Products Co.*/** ...... $  461,775
   2,400   Xerox Corp. .......................    181,200
                                               ----------
                                                  642,975
                                               ----------
           OIL & GAS FIELD EXPLORATION--2.1%
   4,900   Apache Corp. ......................    194,469
   2,500   ENSCO International Inc. ..........    158,750
  15,100   Nabors Industries, Inc.* ..........    520,006
   5,300   Tidewater, Inc. ...................    278,250
                                               ----------
                                                1,151,475
                                               ----------
           OIL DOMESTIC--0.5%
   7,400   Valero Energy Corp. ...............    246,513
                                               ----------
           OIL EQUIPMENT & SERVICES--1.0%
   8,400   Cooper Cameron Corp.* .............    544,950
                                               ----------
           OIL INTERNATIONAL--2.0%
  29,400   Occidental Petroleum Corp. ........    689,063
  11,200   USX-Marathon Group ................    364,700
                                               ----------
                                                1,053,763
                                               ----------
           PAPER--0.0%
     600   Westvaco Corp. ....................     20,325
                                               ----------
           PAPER & FOREST PRODUCTS--0.5%
   4,300   Consolidated Papers, Inc. .........    250,744
                                               ----------
           PHARMACEUTICALS--2.3%
  15,800   Bergen Brunswig Corp. .............    663,600
  15,200   Dura Pharmaceuticals, Inc.* .......    541,500
                                               ----------
                                                1,205,100
                                               ----------
           PRIMARY METAL PRODUCTS--0.9%
  11,300   Trinity Industries, Inc.** ........    449,175
                                               ----------
           RADIO BROADCASTING STATIONS--0.7%
   8,700   Jacor Communications, Inc.*/** ....    382,800
                                               ----------

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           RETAIL - COMPUTER & COMPUTER SOFTWARE
           STORES--2.0%
   5,800   CDW Computer Centers, Inc.*/** .... $  422,675
  20,700   CompUSA, Inc.* ....................    640,406
                                               ----------
                                                1,063,081
                                               ----------
           RETAIL - DEPARTMENT STORES--0.6%
   6,000   Proffitt's, Inc.*/** ..............    322,125
                                               ----------
           RETAIL - SPECIALTY--2.1%
  22,300   General Nutrition Companies, Inc.*     618,825
  34,200   OfficeMax, Inc.* ..................    506,588
                                               ----------
                                                1,125,413
                                               ----------
           RETAIL - SPECIALTY APPAREL--2.6%
  13,000   Ross Stores, Inc. .................    381,875
  15,800   TJX Cos., Inc. ....................    434,500
  12,000   Tommy Hilfiger Corp.* .............    523,500
                                               ----------
                                                1,339,875
                                               ----------
           SAVINGS & LOAN ASSOCIATION--4.6%
  12,595   Charter One Financial, Inc.** .....    684,853
   7,600   Golden West Financial Corp. .......    625,575
   8,800   H.F. Ahmanson & Co.* ..............    446,600
  10,900   Washington Mutual, Inc. ...........    652,638
                                               ----------
                                                2,409,666
                                               ----------
           SERVICES - COMPUTER INTEGRATED SYSTEMS
           DESIGN--0.8%
   8,700   Comverse Technology, Inc.* ........    399,656
                                               ----------
           SERVICES - EMPLOYMENT AGENCIES--0.3%
   4,700   Kelly Services, Inc. Class A ......    157,450
                                               ----------
           TELECOMMUNICATIONS--0.4%
   7,200   WorldCom, Inc.* ...................    215,550
                                               ----------
           TELECOMMUNICATIONS EQUIPMENT--2.1%
  18,500   CellStar Corp.*/** ................    616,281
   6,500   Lucent Technologies, Inc. .........    506,188
                                               ----------
                                                1,122,469
                                               ----------

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                               GROWTH & VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1997

---------------------------------------------------------
                                                MARKET
 SHARES                                          VALUE
---------------------------------------------------------
           TOBACCO--1.5%
  22,300   RJR Nabisco Holdings Corp. ....... $   776,319
                                              -----------
           TRANSPORTATION--1.0%
   7,900   Union Pacific Corp. ..............     513,006
                                              -----------
           TRANSPORTATION EQUIPMENT--0.8%
   6,500   GATX Corp. .......................     406,656
                                              -----------
           UTILITIES--3.5%
   4,900   Ameritech Corp. ..................     307,169
  20,700   Entergy Corp. ....................     513,619
  18,500   Illinova Corp. ...................     425,500
  12,500   Montana Power Co. ................     288,281
   6,000   New York State Electric & Gas Corp.    146,250
   6,600   Unicom Corp.** ...................     155,925
                                              -----------
                                                1,836,744
                                              -----------
           WHOLESALE - GROCERIES & GENERAL LINE--1.3%
  17,900   SUPERVALU, Inc. ..................     702,575
                                              -----------
           WHOLESALE - SPECIALTY EQUIPMENT--1.1%
  14,700   Tech Data Corp.* .................     572,381
                                              -----------
           Total Common Stocks
             (Cost $46,726,471) .............  50,656,008
                                              -----------

---------------------------------------------------------
  PRINCIPAL                                     MARKET
AMOUNT (000'S)                                   VALUE
---------------------------------------------------------
           SHORT-TERM INVESTMENT--14.2%
           REPURCHASE AGREEMENT--14.2%
   7,438   Bear, Stearns & Co Inc.
             (Agreement dated 08/29/97 to be
             repurchased at $7,442,461)
             5.450%, 09/02/97
             (Cost $7,437,957) (Note 6) ..... $ 7,437,957
                                              -----------
           Total Investments -- 110.7%
             (Cost $54,164,428) .............  58,093,965
                                              -----------
           Liabilities in Excess of
             Other Asset -- (10.7%) .........  (5,603,145)
                                              -----------
           Net Assets -- 100.0% ............. $52,490,820
                                              ===========

---------------
 * Non-income producing.
** Security or a portion thereof is out on loan.

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1997

                                                                         MICRO CAP          GROWTH        GROWTH & VALUE
                                                                           FUND              FUND              FUND
                                                                      --------------    --------------    --------------
ASSETS
   Investments, at value (cost -- $123,155,231, $104,718,605,
      $54,164,428, respectively) ...................................  $144,518,667      $119,988,181       $58,093,965
   Collateral received for securities loaned .......................    24,654,119        25,480,464         6,141,474
   Receivable for investments sold .................................     2,811,089         2,328,477         2,168,222
   Receivable for Fund shares sold .................................     1,397,440           122,764           211,012
   Dividends and interest receivable ...............................        76,939            42,525            60,484
   Prepaid expenses and other assets ...............................        17,219            18,742             7,642
                                                                      ------------      ------------       -----------
      Total assets .................................................   173,475,473       147,981,153        66,682,799
                                                                      ------------      ------------       -----------
LIABILITIES
   Payable upon return of securities loaned ........................    24,654,119        25,480,464         6,141,474
   Payable for investments purchased ...............................     6,366,294         4,479,699         7,718,659
   Payable for Fund shares redeemed ................................       196,048           161,639           273,912
   Accrued expenses and other liabilities ..........................       139,513           135,453            57,934
                                                                      ------------      ------------       -----------
      Total liabilities ............................................    31,355,974        30,257,255        14,191,979
                                                                      ------------      ------------       -----------
NET ASSETS
   Capital stock, $0.001 par value .................................         7,694             7,227             3,059
   Paid-in capital .................................................   112,094,874        92,652,520        42,931,568
   Undistributed net investment income/(loss) ......................       (41,229)         (271,733)          153,088
   Accumulated net realized gain from investments ..................     8,694,724        10,066,308         5,473,568
   Net unrealized appreciation on investments ......................    21,363,436        15,269,576         3,929,537
                                                                      ------------      ------------       -----------
      Net assets applicable to shares outstanding ..................  $142,119,499      $117,723,898       $52,490,820
                                                                      ============      ============       ===========

Net assets .........................................................  $142,119,499      $117,723,898       $52,490,820
                                                                      ------------      ------------       -----------
Shares outstanding .................................................     7,694,317         7,226,740         3,059,247
                                                                      ------------      ------------       -----------
Net asset value, offering and redemption price per share ...........        $18.47            $16.29            $17.16
                                                                            ======            ======            ======

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                             STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED AUGUST 31, 1997

                                                                       MICRO CAP          GROWTH          GROWTH & VALUE
                                                                         FUND              FUND                FUND
                                                                     -------------      -----------       --------------
INVESTMENT INCOME
   Dividends .......................................................  $   188,127       $   131,954         $  350,510
   Interest ........................................................      271,972           289,810             85,800
                                                                      -----------       -----------         ----------
                                                                          460,099           421,764            436,310
                                                                      -----------       -----------         ----------

EXPENSES
   Advisory fees. ..................................................      368,604           509,145            183,069
   Co-Administration fees ..........................................      112,152           127,652             87,203
   Administrative services fees ....................................       73,721           101,829             36,614
   Transfer agent fees and expenses ................................       62,137            79,842             50,460
   Custodian fees and expenses .....................................       34,885            62,450             32,862
   Federal and state registration fees. ............................       34,292            31,505             23,865
   Printing ........................................................       19,007            24,523             17,224
   Audit and legal fees ............................................        4,106             6,148              2,708
   Other. ..........................................................        5,963             8,701              6,854
                                                                      -----------       -----------         ----------
      Total expenses before waivers and reimbursements .............      714,867           951,795            440,859
      Less: waivers and reimbursements .............................     (223,415)         (272,935)          (196,768)
                                                                      -----------       -----------         ----------
      Total expenses after waivers and reimbursements ..............      491,452           678,860            244,091
                                                                      -----------       -----------         ----------
   Net investment income/(loss) ....................................      (31,353)         (257,096)           192,219
                                                                      -----------       -----------         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investments ..............................    9,346,125        10,621,079          5,488,625
   Net change in unrealized appreciation on investments ............   20,739,610        14,212,378          3,920,436
                                                                      -----------       -----------         ----------
   Net realized and unrealized gain on investments .................   30,085,735        24,833,457          9,409,061
                                                                      -----------       -----------         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............  $30,054,382       $24,576,361         $9,601,280
                                                                      ===========       ===========         ==========

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    MICRO CAP FUND                      GROWTH FUND
                                          --------------------------------   --------------------------------
                                              FOR THE       FOR THE PERIOD       FOR THE      FOR THE PERIOD
                                               FISCAL        JUNE 3, 1996*        FISCAL       JUNE 3, 1996*
                                             YEAR ENDED        THROUGH          YEAR ENDED        THROUGH
                                          AUGUST 31, 1997  AUGUST 31, 1996   AUGUST 31, 1997  AUGUST 31, 1996
                                          ---------------  ---------------   ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income/(loss) ..........  $    (31,353)   $    13,553       $   (257,096)     $    22,490
   Net realized gain/(loss) from
      investments ........................     9,346,125       (651,401)        10,621,079         (554,771)
   Net change in unrealized appreciation
      on investments .....................    20,739,610        623,826         14,212,378        1,057,198
                                            ------------    -----------       ------------      -----------
   Net increase/(decrease) in net assets
      resulting from operations ..........    30,054,382        (14,022)        24,576,361          524,917
                                            ------------    -----------       ------------      -----------

   Dividends to shareholders from:
      Net investment income ..............       (23,429)            --            (37,127)              --
                                            ------------    -----------       ------------      -----------
Increase in net assets derived from capital
   share transactions ....................    97,988,446     14,114,122         66,428,932       26,230,815
                                            ------------    -----------       ------------      -----------
   Total increase in net assets ..........   128,019,399     14,100,100         90,968,166       26,755,732

NET ASSETS
   Beginning of period ...................    14,100,100             --         26,755,732               --
                                            ------------    -----------       ------------      -----------
   End of period (including undistributed
      net investment income of
      $153,088 for the Growth &
      Value Fund) ........................  $142,119,499    $14,100,100       $117,723,898      $26,755,732
                                            ============    ===========       ============      ===========

                                                GROWTH & VALUE FUND
                                           --------------------------------
                                               FOR THE      FOR THE PERIOD
                                                FISCAL       JUNE 3, 1996*
                                              YEAR ENDED        THROUGH
                                           AUGUST 31, 1997  AUGUST 31, 1996
                                           ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
   Net investment income/(loss) ..........   $   192,219      $    9,319
   Net realized gain/(loss) from
      investments ........................     5,488,625         (15,057)
   Net change in unrealized appreciation
      on investments .....................     3,920,436           9,101
                                             -----------      ----------
   Net increase/(decrease) in net assets
      resulting from operations ..........     9,601,280           3,363
                                             -----------      ----------

   Dividends to shareholders from:
      Net investment income ..............       (48,450)             --
                                             -----------      ----------
Increase in net assets derived from capita
   share transactions ....................    39,124,840       3,809,787
                                             -----------      ----------
   Total increase in net assets ..........    48,677,670       3,813,150

NET ASSETS
   Beginning of period ...................     3,813,150              --
                                             -----------      ----------
   End of period (including undistributed
      net investment income of
      $153,088 for the Growth &
      Value Fund) ........................   $52,490,820      $3,813,150
                                             ===========      ==========

----------------
*Commencement of operations.

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other suppemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                    MICRO CAP FUND                      GROWTH FUND
                                          --------------------------------   --------------------------------
                                              FOR THE       FOR THE PERIOD       FOR THE      FOR THE PERIOD
                                               FISCAL        JUNE 3, 1996*        FISCAL       JUNE 3, 1996*
                                             YEAR ENDED        THROUGH          YEAR ENDED        THROUGH
                                          AUGUST 31, 1997  AUGUST 31, 1996   AUGUST 31, 1997  AUGUST 31, 1996
                                          ---------------  ---------------   ---------------  ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .....  $  11.67          $ 12.00          $  11.84          $ 12.00
                                            --------          -------          --------          -------
Net investment income/(loss)(1) ..........     (0.01)            0.01             (0.04)            0.01
Net realized and unrealized gain/(loss)
   on investments(2) .....................      6.82            (0.34)             4.50            (0.17)
                                            --------          -------          --------          -------
Net increase/(decrease) in net assets
   resulting from operations .............      6.81            (0.33)             4.46            (0.16)
                                            --------          -------          --------          -------
Dividends to shareholders from:
Net investment income ....................     (0.01)              --             (0.01)              --
                                            --------          -------          --------          -------
Net asset value, end of period ...........  $  18.47          $ 11.67          $  16.29          $ 11.84
                                            ========          =======          ========          =======
Total investment return(3) ...............     58.41%           (2.75)%           37.69%           (1.33)%
                                            ========          =======          ========          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $142,119          $14,100          $117,724          $26,756
Ratio of expenses to average net
   assets(1)(4) ..........................      1.00%            1.00%(5)          1.00%            1.00%(5)
Ratio of net investment income/(loss)
   to average net assets(1) ..............     (0.06)%           0.73%(5)         (0.38)%           0.71%(5)
Portfolio turnover rate ..................    233.49%           42.92%(6)        266.25%           19.21%(6)
Average commission rate per share(7) .....   $0.0327          $0.0339           $0.0397          $0.0365



                                                 GROWTH & VALUE FUND
                                            --------------------------------
                                                FOR THE      FOR THE PERIOD
                                                 FISCAL       JUNE 3, 1996*
                                               YEAR ENDED        THROUGH
                                            AUGUST 31, 1997  AUGUST 31, 1996
                                            ---------------  ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .....     $ 11.56          $ 12.00
                                               -------          -------
Net investment income/(loss)(1) ..........        0.08             0.03
Net realized and unrealized gain/(loss)
   on investments(2) .....................        5.58            (0.47)
                                               -------          -------
Net increase/(decrease) in net assets
   resulting from operations .............        5.66            (0.44)
                                               -------          -------
Dividends to shareholders from:
Net investment income ....................       (0.06)              --
                                               -------          -------
Net asset value, end of period ...........     $ 17.16          $ 11.56
                                               =======          =======
Total investment return(3) ...............       49.11%           (3.67)%
                                               =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $52,491          $ 3,813
Ratio of expenses to average net
   assets(1)(4) ..........................        1.00%            1.00%(5)
Ratio of net investment income/(loss)
   to average net assets(1) ..............        0.79%            1.89%(5)
Portfolio turnover rate ..................      263.83%            5.25%(6)
Average commission rate per share(7) .....     $0.0369          $0.0363

------------
  *  Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the periods ended August 31, 1997 and August 31, 1996, respectively, would have been 1.45% and 3.45% for the n/i Micro Cap Fund, 1.40% and 2.62% for the n/i Growth Fund and 1.81% and 8.98% for the n/i Growth & Value Fund.
(5)  Annualized.
(6)  Not annualized.
(7) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the periods subject to such commissions.

The accompanying notes are an integral part of the financial statements.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has twenty investment portfolios, including the n/i family of mutual funds ("n/i Family") which consists of three diversified portfolios: n/i Micro Cap Fund, n/i Growth Fund and n/i Growth & Value Fund (each a "Fund", collectively the "Funds").

RBB has  authorized  capital of thirty  billion  shares of common stock of which
13.67 billion are currently classified into seventy-nine classes. Each class represents an interest in one of twenty investment portfolios of RBB. The classes have been grouped into sixteen separate "families", nine of which have begun investment operations.

PORTFOLIO VALUATION -- The net asset value of each Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. The preparation of financial statements requires the use of estimates by management. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of each Fund.

REPURCHASE AGREEMENTS -- Each Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which Numeric Investors L.P. (the Funds' investment adviser or "Numeric") considers creditworthy pursuant to criteria approved by RBB's Board of Directors. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Numeric marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses not directly attributable to a specific Fund are allocated based on relative net assets of each Fund.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Numeric Investors L.P. serves as each Fund's investment adviser. For its advisory services, Numeric is entitled to receive 0.75% of each Fund's average daily net assets, computed daily and payable monthly.

The adviser has voluntarily agreed to limit each Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.00% of each Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended August 31, 1997, investment advisory fees, waivers and reimbursements of expenses were as follows:

                             GROSS                       NET          EXPENSE
FUND                     ADVISORY FEES    WAIVERS   ADVISORY FEES  REIMBURSEMENT
----                     -------------  ----------   ------------  -------------
n/i Micro Cap Fund ......  $368,604     $(120,320)    $248,284            --
n/i Growth Fund .........   509,145      (153,302)     355,843            --
n/i Growth & Value Fund .   183,069       (92,307)      90,762      $(21,893)

The Funds will not pay Numeric at a later time for any amounts it may waive or any amounts which Numeric has assumed.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, National Association, and Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serve as co-administrators for each of the Funds. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets, subject to a minimum monthly fee of $6,250 per Fund. BSFM is entitled to receive a monthly fee equal to an annual rate of 0.05% of each Fund's average daily net assets.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For the year ended August 31, 1997, PFPC, at their discretion, voluntarily agreed to waive a portion of their co-administration fees for each of the Funds. For the year ended August 31, 1997, PFPC's co-administration fees and related waivers were as follows:

                                PFPC GROSS             PFPC            NET PFPC
FUND                      CO-ADMINISTRATION FEES      WAIVERS   CO-ADMINISTRATION FEES
----                      ----------------------    ----------  ----------------------
n/i Micro Cap Fund ......        $87,578            $(26,117)          $61,461
n/i Growth Fund .........         93,709             (20,169)           73,540
n/i Growth & Value Fund .         75,000             (35,276)           39,724


In addition, PFPC serves as each Fund's transfer and disbursing agent. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for each of the Funds. For the year ended August 31, 1997, transfer agency fees and waivers were as follows:

                               GROSS                                  NET
                          TRANSFER AGENCY                       TRANSFER AGENCY
FUND                           FEES               WAIVERS            FEES
----                      --------------         ---------      ---------------
n/i Micro Cap Fund ......    $62,137             $(18,001)         $44,136
n/i Growth Fund .........     79,842              (18,001)          61,841
n/i Growth & Value Fund .     50,460              (18,001)          32,459

Counsellors Funds Services, Inc. ("Counsellors"), a wholly-owned subsidiary of Warburg, Pincus Counsellors, Inc., provides certain administrative services to each of the Funds. As compensation for such administrative services, Counsellors is entitled to receive a monthly fee equal to an annual rate of 0.15% of each Funds average daily net assets.

For the year ended August 31, 1997 Counsellors has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for each of the Funds. For the year ended August 31, 1997, administrative services fees and waivers were as follows:

                               GROSS
                          ADMINISTRATIVE                      NET ADMINISTRATIVE
FUND                       SERVICES FEES          WAIVERS        SERVICES FEES
----                      --------------         --------     ------------------
n/i Micro Cap Fund .......   $ 73,721            $(58,977)          $14,744
n/i Growth Fund ..........    101,829             (81,463)           20,366
n/i Growth & Value Fund ..     36,614             (29,291)            7,323

These fees are computed daily and paid monthly.

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at August 31, 1997 were $123,412,765, $104,793,436 and $54,301,982 for n/i Micro Cap Fund, n/i
Growth Fund and n/i Growth & Value Fund, respectively. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:


FUND                        APPRECIATION     DEPRECIATION     NET APPRECIATION
----                        ------------     ------------     ----------------
n/i Micro Cap Fund ........ $22,276,049      $(1,170,147)        $21,105,902
n/i Growth Fund ...........  16,808,823       (1,614,078)         15,194,745
n/i Growth & Value Fund ...   4,194,724         (402,741)          3,791,983

For the year ended August 31, 1997, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                          PURCHASES               SALES
----                         ------------         ------------
n/i Micro Cap Fund ......... $199,266,230         $110,111,625
n/i Growth Fund ............  237,103,083          173,171,142
n/i Growth & Value Fund ....   99,326,892           61,552,917

For the year ended August 31, 1997, purchases include $3,305,056, $2,664,711 and $2,843,688 of investment securities received from shareholders in exchange for 253,845 shares, 202,025 shares and 212,215 shares sold by the n/i Micro Cap Fund, n/i Growth Fund and n/i Growth & Value Fund, respectively.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 1997 each Fund has 50,000,000 shares of $0.001 par value common stock authorized.

Transactions in capital shares for the respective periods were as follows:

                                          N/I MICRO CAP FUND
                         -----------------------------------------------------
                                FOR THE                       FOR THE
                               YEAR ENDED               PERIOD JUNE 3, 1996*
                             AUGUST 31, 1997           THROUGH AUGUST 31, 1996
                         --------------------         ------------------------
                           SHARE        VALUE            SHARE        VALUE
                         ---------  ------------       ---------   -----------
Sales ................   7,698,447  $116,335,001       1,217,175   $14,212,327
Repurchases ..........  (1,214,056)  (18,368,326)         (8,810)      (98,205)
Reinvestments ........       1,561        21,771              --            --
                         ---------  ------------       ---------   -----------
Net increase .........   6,485,952  $ 97,988,446       1,208,365   $14,114,122
                         =========  ============       =========   ===========

                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                          N/I GROWTH FUND
                         -----------------------------------------------------
                                FOR THE                       FOR THE
                               YEAR ENDED               PERIOD JUNE 3, 1996*
                             AUGUST 31, 1997           THROUGH AUGUST 31, 1996
                         --------------------         ------------------------
                           SHARE        VALUE            SHARE        VALUE
                         ---------  ------------      -----------  -----------
Sales .................  6,432,891  $85,903,977       2,384,034    $27,674,950
Repurchases ........... (1,468,234) (19,510,716)       (124,620)    (1,444,135)
Reinvestments .........      2,669       35,671              --             --
                         ---------  ------------      ----------   -----------
Net increase ..........  4,967,326  $66,428,932       2,259,414    $26,230,815
                         =========  ============      ==========   ===========

                                        N/I GROWTH & VALUE FUND
                         -----------------------------------------------------
                                FOR THE                       FOR THE
                               YEAR ENDED               PERIOD JUNE 3, 1996*
                             AUGUST 31, 1997           THROUGH AUGUST 31, 1996
                         --------------------         ------------------------
                           SHARE        VALUE            SHARE        VALUE
                         ---------  -----------       ---------    ----------
Sales .................. 3,065,874  $44,012,804         336,865    $3,890,583
Repurchases ............  (339,841)  (4,933,777)         (7,078)      (80,796)
Reinvestments ..........     3,427       45,813              --            --
                         ---------  -----------       ---------    ----------
Net increase ........... 2,729,460  $39,124,840         329,787    $3,809,787
                         =========  ============      ==========   ==========
-----------

* Commencement of operations

5. SECURITIES LENDING
Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The market value of securities on loan to brokers and the related collateral cash and indemnification received at August 31, 1997, was as follows:

                              VALUE OF SECURITIES  VALUE OF COLLATERAL
FUND                                ON LOAN        AND INDEMNIFICATION
----                          -------------------  ------------------
n/i Micro Cap Fund ............  $23,837,309          $24,654,119
n/i Growth Fund ...............   24,740,793           25,480,464
n/i Growth & Value Fund .......    5,928,700            6,141,474

The collateral was reinvested into repurchase agreements which was in turn collateralized by U.S. Government Agency securities.

During the fiscal year ended August 31, 1997, income from securities lending was $26,390, $47,089 and $8,457 for n/i Micro Cap Fund, n/i Growth Fund and n/i Growth & Value Fund, respectively. Such income from securities lending is included under the caption INTEREST in the Statement of Operations.

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                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


6. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements with Bear, Stearns &Co. Inc., outstanding at August 31, 1997:

MICRO CAP FUND                    PRINCIPAL
ISSUER                         AMOUNT (000'S)   MATURITY      MARKET VALUE
----                           --------------   --------      ------------
U.S. Treasury Strips* .......      11,218       05/15/17       $2,972,770
U.S. Treasury Strips* .......       8,245       08/15/17        2,146,256
U.S. Treasury Strips* .......      35,000       10/15/21        6,857,900
U.S. Treasury Strips* .......       4,645       11/15/24          757,739
                                                               -----------
Total .......................................................  $12,734,665
                                                               ===========

GROWTH FUND                      PRINCIPAL
ISSUER                         AMOUNT (000'S)   MATURITY      MARKET VALUE
----                           -------------    --------      ------------
U.S. Treasury Strips* .......      28,070        05/15/17       $7,464,936
                                                                ==========

GROWTH & VALUE FUND                              PRINCIPAL                                           ACCRUED     TOTAL
ISSUER                                        AMOUNT (000'S) MATURITY  INTEREST RATE   MARKET VALUE  INTEREST    VALUE
----                                          -------------- --------  -------------   ------------  --------  ----------
Federal Home Loan Mortgage Corporation ........   62,159     08/15/05    7.000%           $531,836   $56,626     $588,462
Federal Home Loan Mortgage Corporation ........       20     08/15/07    7.592%            158,829        --      158,829
Federal HomeLoan Mortgage Corporation .........    4,840     10/15/22    9.716%          4,952,772    19,594    4,972,366
Federal Home Loan Mortgage Corporation ........    1,890     11/15/99    4.922%          1,863,597     7,493    1,871,090
                                                                                        ----------   -------   ----------
Total ................................................................................  $7,507,034   $83,713   $7,590,747
                                                                                        ==========   =======   ==========

----------
*Zero Coupon.

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                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RBB FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the n/i Micro Cap Fund, n/i Growth Fund and n/i Growth & Value Fund of The RBB Fund, Inc., as of August 31, 1997 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 3, 1996 (commencement of operations) through August 31, 1996 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned by the custodian and brokers as of August 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the n/i Micro Cap Fund, n/i Growth Fund and n/i Growth & Value Fund of The RBB Fund, Inc., as of August 31, 1997 and the results of their operations, the changes in their net assets and their financial highlights for the period June 3, 1996 (commencement of operations) through August 31, 1996 and the year ended August 31, 1997, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
October 17, 1997

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                           N/I FAMILY OF MUTUAL FUNDS

                                 MICRO CAP FUND
                                   GROWTH FUND
                               GROWTH & VALUE FUND

                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)


Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 1997) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year.During the fiscal year ended August 31, 1997, the following dividends and distributions per share were paid by each of the Funds:

                                                             ORDINARY
FUND                                                          INCOME
----                                                         --------
n/i Micro Cap Fund ........................................   $.012
n/i Growth Fund ...........................................    .010
n/i Growth &Value Fund ....................................    .060

The percentage of total ordinary income dividends from the Micro Cap Fund,Growth Fund and Growth &Value Fund qualifying for the corporate dividends received deduction for each Fund is 100%.

These amounts were reported to shareholders as income in 1996. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate,Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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

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                             [Logo Graphic Omitted]
                           N/I FAMILY OF MUTUAL FUNDS

                               One Memorial Drive
                               Cambridge, MA 02142

                            1-800-numeric [686-3742]
                             http://www.numeric.com


      INVESTMENT ADVISER
           Numeric Investors L.P.
           One Memorial Drive
           Cambridge, MA 02142

      CO-ADMINISTRATORS
           Bear Stearns Funds Management Inc.
           245 Park Avenue
           New York, NY 10167

           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      DISTRIBUTOR
           Counsellors Funds Services, Inc.
           466 Lexington Avenue
           New York, NY 10017

      CUSTODIAN
           Custodial Trust Company
           101 Carnegie Center
           Princeton, NJ 05840

      TRANSFER AGENT
           PFPC Inc.
           Bellevue Corporate Center
           400 Bellevue Parkway
           Wilmington, DE 19809

      INDEPENDENT ACCOUNTANTS
           Coopers & Lybrand L.L.P.
           2400 Eleven Penn Center
           Philadelphia, PA 19103

      COUNSEL
           Drinker Biddle & Reath L.L.P.
           1345 Chestnut Street
           Philadelphia, PA 19107




This report is submitted for the general information of the shareholders of each Fund.It is not authorized for the distribution to prospective investors in each Fund unless it is preceded or accompanied by a current prospectus which includes details regarding each Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.